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                         Transamerica IDEX Mutual Funds
                                 Class I Shares

    Supplement dated November 23, 2004 to Prospectus dated November 8, 2004

         Investors should retain this Supplement for future reference.


The following disclosure is added to "Principal Risks" on page 11:

This Fund is non-diversified.

     What is a Non-Diversified Fund?
     A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a widely diversified fund and may be subject to a greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

The following information replaces the second paragraph found under "DIVERSIFICATION" on Appendix A-1:

All of the funds in this Prospectus, except for TA IDEX Van Kampen Emerging Markets Debt, qualify as diversified funds under the 1940 Act. The diversified funds are subject to the following diversification requirements (which are set forth in full in the SAI):

- As a fundamental policy, with respect to 75% of the total assets of a fund, the fund may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some funds, in other types of cash items.

- As a fundamental policy, with respect to 75% of the total assets of a fund, the fund will not purchase a security of any issuer if it would cause the portfolio's holdings of that issuer to amount to more than 5% of the fund's total assets.



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                         Transamerica IDEX Mutual Funds
                                 Class I Shares

Supplement dated November 23, 2004 to Statement of Additional Information
                         ("SAI") dated November 8, 2004

         Investors should retain this Supplement for future reference.


The following disclosure replaces the narrative on the SAI cover page:

The funds listed above are series of Transamerica IDEX Mutual Funds ("Transamerica IDEX"), an open-end management investment company that offers a selection of investment funds. Transamerica IDEX is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). All funds in this SAI, other than TA IDEX Van Kampen Emerging Markets Debt, are diversified.

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Transamerica IDEX prospectus dated November 8, 2004, which may be obtained free of charge by writing or calling Transamerica IDEX at the above address or telephone number. This SAI contains additional and more detailed information about the Transamerica IDEX operations and activities than that set forth in the prospectus. The Transamerica IDEX Annual and Semi-Annual Reports to shareholders are incorporated by reference into this SAI.

Please note: Each of the listed Transamerica IDEX funds are currently offered for investment to the following strategic asset allocation funds of AEGON/Transamerica Series Funds, Inc. ("ATSF"): ATSF Asset Allocation - Conservative Portfolio, ATSF Asset Allocation - Growth Portfolio, ATSF Asset Allocation - Moderate Growth Portfolio and ATSF Asset Allocation - Moderate Portfolio.